UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF
REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	811-04413

Exact name of registrant as specified in charter:	Delaware Group® Equity Funds IV

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	September 30

Date of reporting period:	June 30, 2011

Item 1. Schedule of Investments.

Schedule of Investments (Unaudited)

Delaware Smid Cap Growth Fund

June 30, 2011

	Number of
	Shares	Value
Common Stock – 94.47%
Consumer Discretionary – 23.01%
†DineEquity	441,000	$23,051,070
*Fastenal	880,700	31,696,393
*Gentex	807,700	24,416,771
†*Interval Leisure Group	1,060,872	14,523,338
†*ITT Educational Services	302,800	23,691,072
*Ritchie Bros. Auctioneers	845,600	23,245,544
*Strayer Education	314,700	39,774,933
*Weight Watchers International	868,791	65,567,656
		245,966,777
Consumer Staples – 6.40%
†*Peet's Coffee & Tea	654,461	37,762,399
Whole Foods Market	483,150	30,655,868
		68,418,267
Energy – 4.50%
*Core Laboratories	431,364	48,114,341
		48,114,341
Financial Services – 12.41%
†Affiliated Managers Group	409,400	41,533,630
*Heartland Payment Systems	1,425,554	29,366,412
†IntercontinentalExchange	321,500	40,094,265
†optionsXpress Holdings	1,295,800	21,613,944
		132,608,251
Healthcare – 12.17%
†ABIOMED	1,270,296	20,578,795
†*athenahealth	490,441	20,157,125
*Perrigo	478,500	42,045,795
*Techne	567,500	47,312,475
		130,094,190
Producer Durables – 7.25%
Expeditors International of Washington	717,400	36,723,706
*Graco	805,449	40,804,046
		77,527,752
Technology – 24.76%
*Blackbaud	1,311,051	36,342,334
†*MSCI Class A	975,326	36,750,284
†*Polycom	655,988	42,180,028
†*SBA Communications Class A	1,191,400	45,499,567
†*Teradata	580,100	34,922,020
†*VeriFone Systems	793,000	35,169,550
*VeriSign	1,008,200	33,734,372
		264,598,155
Utilities – 3.97%
†*j2 Global Communications	1,500,677	42,364,112
		42,364,112
Total Common Stock (cost $724,839,571)		1,009,691,845

	Principal
	Amount
≠Short-Term Investments – 5.43%	(U.S. $)
Discount Notes – 4.09%
Fannie Mae 0.002% 7/25/11	$332,316	332,314
Federal Farm Credit Bank 0.001% 7/25/11	5,309,111	5,309,074
Federal Home Loan Bank
0.001% 7/1/11	4,865,368	4,865,368
0.001% 7/1/11	7,586,004	7,586,004
0.001% 7/11/11	7,383,441	7,383,419
0.001% 7/13/11	8,343,047	8,343,022
0.001% 7/22/11	1,475,823	1,475,814
0.005% 7/5/11	3,671,626	3,671,622
0.006% 8/3/11	4,687,129	4,687,086
		43,653,723
U.S. Treasury Obligations – 1.34%
U.S. Treasury Bill
0.00% 7/14/11	3,623,531	3,623,524
0.00% 7/21/11	7,361,607	7,361,563
1.00% 7/31/11	3,378,886	3,382,056
		14,367,143
Total Short-Term Investments (cost $58,020,669)		58,020,866
Total Value of Securities Before Securities Lending Collateral – 99.90%
(cost $782,860,240)		1,067,712,711

	Number of
	Shares
Securities Lending Collateral** – 17.48%
Investment Companies
BNY Mellon SL DBT II Liquidating Fund	1,069,775	1,038,752
Delaware Investments Collateral Fund No.1	185,822,514	185,822,514
@†Mellon GSL Reinvestment Trust II	1,427,165	0
Total Securities Lending Collateral (cost $188,319,454)		186,861,266

Total Value of Securities – 117.38%
(cost $971,179,694)		1,254,573,977	©
Obligation to Return Securities Lending Collateral** – (17.62%)		(188,319,454)
Receivables and Other Assets Net of Other Liabilities – 0.24%		2,591,189
Net Assets Applicable to 42,562,610 Shares Outstanding – 100.00%		$1,068,845,712

*Fully or partially on loan.
†Non income producing security.
**See Note 3 in “Notes.”
©Includes $185,638,356 of securities loaned.
@Illiquid security. At June 30, 2011, the aggregate amount of illiquid securities was $0, which represented 0.00% of the Fund's net assets. See Note 4 in "Notes."
≠The rate shown is the effective yield at the time of purchase.

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Delaware Group® Equity Funds IV – Delaware Smid Cap Growth Fund (Fund). This report covers the period of time since the Fund’s last fiscal year end.

Security Valuation – Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Short-term debt securities are valued at market value. U.S. government and agency securities are valued at the mean between the bid and ask prices. Investment company securities are valued at net asset value per share. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (September 30, 2007 – September 30, 2010), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting – Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements — The Fund may invest in a pooled cash account along with other members of the Delaware Investments® Family of Funds pursuant to an exemptive order issued by the Securities and Exchange Commission. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund’s custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings. At June 30, 2011, the Fund held no investments in repurchase agreements.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, annually. The Fund may distribute income dividends and capital gains more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex- dividend date.

2. Investments
At June 30, 2011, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At June 30, 2011, the cost of investments and unrealized appreciation (depreciation) for the Fund was as follows:

Cost of investments	$971,495,180
Aggregate unrealized appreciation	298,298,327
Aggregate unrealized depreciation	(15,219,530)
Net unrealized appreciation	$283,078,797

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 - inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3 – inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of June 30, 2011:

	Level 1	Level 2	Level 3	Total
Common Stock	$1,009,691,845	$-	$-	$1,009,691,845
Securities Lending Collateral	-	186,861,266	-	186,861,266
Short-Term Investments	-	58,020,866	-	58,020,866
Total	$1,009,691,845	$244,882,132	$-	$1,254,573,977

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Securities
Lending
Collateral
Balance as of 9/30/10	$32,448
Sales	(76,066)
Purchases*	875,601
Net change in unrealized
appreciation/depreciation	(831,983)
Balance as of 6/30/11	$-
Net change in unrealized
appreciation/depreciation
from investments still held
as of 6/30/11	$(904,117)

*Securities were received as part of the Fund merger with Delaware Trend® Fund.

During the period ended June 30, 2011 there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund.

3. Securities Lending
The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security may be temporarily more or less than the value of the security on loan.

Cash collateral received is generally invested in the Delaware Investment Collateral Fund No. 1 (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of funds managed by Delaware Management Company (DMC), a series of Delaware Management Business Trust, that participates in BNY Mellon’s securities lending program. The Collective Trust may invest in U.S. government securities and high quality corporate debt, asset-backed and other money market securities and in repurchase agreements collateralized by such securities, provided that the Collective Trust will generally have a dollar-weighted average portfolio maturity of 60 days or less. The Collective Trust seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust or another collateral investment pool. This could occur if an investment in a collateral investment pool defaulted or if it were necessary to liquidate assets in the collateral investment pool to meet returns on outstanding security loans at a time when the collateral investment pool’s net asset value per unit was less than $1.00. Under those circumstances, the Fund may not receive an amount from the collateral investment pool that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up this shortfall. Effective April 20, 2009, BNY Mellon transferred the assets of the Fund’s previous collateral investment pool other than cash and assets with a maturity of one business day or less to the BNY Mellon SL DBT II Liquidating Fund (Liquidating Fund), effectively bifurcating the previous collateral investment pool. The Fund’s exposure to the Liquidating Fund is expected to decrease as the Liquidating Fund’s assets mature or are sold. In October 2008, BNY Mellon transferred certain distressed securities from the previous collateral investment pool into the Mellon GSL Reinvestment Trust II. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to change in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

At June 30, 2011, the value of securities on loan was $185,638,356, for which the Fund received collateral, comprised of non-cash collateral valued at $627,846, and cash collateral of $188,319,454. At June 30, 2011, the value of invested collateral was $186,861,266. Investments purchased with cash collateral are presented on the schedule of investments under the caption "Securities Lending Collateral".

4. Credit and Market Risk
The Fund invests a significant portion of its assets in small- and mid- sized companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small- or mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid assets. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. As of June 30, 2011, there were no Rule 144A securities. Illiquid securities have been identified on the schedule of investments.

5. Subsequent Events
Management has determined that no material events or transactions occurred subsequent to June 30, 2011, that would require recognition or disclosure in the Fund’s schedule of investments.

Schedule of Investments (Unaudited)

Delaware Healthcare Fund

June 30, 2011

	Number of
	Shares	Value
Common Stock – 99.60%²
Biotechnology – 7.09%
†Dendreon	40,000	$1,577,600
†Ligand Pharmaceuticals Class B	15,000	179,250
†Myriad Genetics	16,000	363,360
†ONYX Pharmaceuticals	27,000	953,100
†Regeneron Pharmaceuticals	18,000	1,020,780
		4,094,090
Blue Chip Medical Products – 49.16%
Abbott Laboratories	51,000	2,683,620
†Amgen	28,000	1,633,800
Baxter International	5,000	298,450
†Biogen Idec	6,000	641,520
†Boston Scientific	500,000	3,455,000
Bristol-Myers Squibb	125,000	3,619,999
†Forest Laboratories	20,500	806,470
Johnson & Johnson	30,000	1,995,600
Lilly (Eli)	80,000	3,002,400
Medtronic	35,000	1,348,550
Merck	61,000	2,152,690
Pfizer	30,000	618,000
Smith & Nephew	300,000	3,214,900
Stryker	28,000	1,643,320
†Zimmer Holdings	20,000	1,264,000
		28,378,319
Healthcare Services – 16.96%
Aetna	50,000	2,204,500
†AMEDISYS	6,000	159,780
China Nepstar Chain Drugstore ADR	90,000	227,700
†Community Health Systems	20,000	513,600
CVS Caremark	15,000	563,700
†PharMerica	80,000	1,020,800
Quest Diagnostics	5,000	295,500
UnitedHealth Group	17,000	876,860
†WebMD Health	43,000	1,959,940
WellPoint	25,000	1,969,250
		9,791,630
Medical Distributors – 0.59%
†Chindex International	25,000	340,500
		340,500
Others – 19.93%
†A123 Systems	68,000	361,760
†AirMedia Group ADR	33,000	105,600
Bank of America	60,000	657,600
Cemex ADR	120,000	1,032,000
†ChinaCache International Holdings ADR	24,000	222,240
Citigroup	28,000	1,165,920
†Google Class A	7,600	3,848,488
Wells Fargo	50,000	1,403,000
†Yahoo	180,000	2,707,200
		11,503,808
Small/Mid-Cap Medical Products – 5.87%
Avon Products	20,000	560,000
@†Cangene	210,000	337,516
†CareFusion	20,000	543,400
†NuVasive	22,000	723,360
†Par Pharmaceutical	33,000	1,088,340
†TranS1	30,000	136,800
		3,389,416
Total Common Stock (cost $55,144,619)		57,497,763

	Principal
	Amount
	(U.S. $)
≠Short-Term Investments – 2.55%
Discount Notes – 1.81%
Fannie Mae 0.002% 7/25/11	$3,948	3,948
Federal Home Loan Bank
0.001% 7/1/11	228,740	228,740
0.001% 7/11/11	376,881	376,881
0.001% 7/13/11	323,041	323,040
0.001% 7/22/11	563	563
0.005% 7/5/11	110,710	110,710
		1,043,882

U.S. Treasury Obligations – 0.74%
U.S. Treasury Bills
0.00% 7/21/11	375,767	375,765
1.00% 7/31/11	49,762	49,809
		425,574
Total Short-Term Investments (cost $1,469,456)		1,469,456

Total Value of Securities – 102.15%
(cost $56,614,075)		58,967,219
Liabilities Net of Receivables and Other Assets – (2.15%)		(1,243,079)
Net Assets Applicable to 4,690,043 Shares Outstanding – 100.00%		$57,724,140

†Non income producing security.
²Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.
≠The rate shown is the effective yield at the time of purchase.
@Illiquid security. At June 30, 2011, the aggregate amount of illiquid securities was $337,516, which represented 0.58% of the Fund’s net assets. See Note 5 in “Notes.”

ADR – American Depositary Receipt

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Delaware Group® Equity Funds IV – Delaware Healthcare Fund (Fund). This report covers the period of time since the Fund’s last fiscal year end.

Security Valuation – Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date. Foreign currency exchange contracts are valued at the mean between the bid and ask prices. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Short-term debt securities are valued at market value. U.S. government and agency securities are valued at the mean between the bid and ask prices. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (September 30, 2008 – September 30, 2010), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting – Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions – Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally does not isolate that portion of realized gains and losses on investments which are due to changes in foreign exchange rates from that which are due to changes in market prices. The changes are included with the net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, annually. The Fund may distribute income dividends and capital gains more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

2. Investments
At June 30, 2011, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At June 30, 2011, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$56,875,856
Aggregate unrealized appreciation	$3,771,287
Aggregate unrealized depreciation	(1,679,924)
Net unrealized appreciation	$2,091,363

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of June 30, 2011:

	Level 1	Level 2	Total
Common Stock	$54,282,863	$3,214,900	$57,497,763
Short-Term Investments	-	1,469,456	1,469,456
Total	$54,282,863	$4,684,356	$58,967,219

There were no unobservable inputs used to value investments at the beginning or end of the period.

During the period ended June 30, 2011, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund.

3. Derivatives
U.S. GAAP requires enhanced disclosures that enable investors to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity's results of operations and financial position.

Foreign Currency Exchange Contracts – The Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund's maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty. No foreign currency exchange contracts were outstanding at June 30, 2011.

4. Securities Lending
The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with BNY Mellon. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable collateral requirement, upon request of the borrower BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security may be temporarily more or less than the value of security on loan.

Cash collateral received is generally invested in the Delaware Investments Collateral Fund No. 1 (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of funds managed by Delaware Management Company (DMC), a series of Delaware Management Business Trust, that participate in BNY Mellon's securities lending program. The Collective Trust may invest in U.S. government securities and high quality corporate debt, asset-backed and other money market securities and in repurchase agreements collateralized by such securities, provided that the Collective Trust will generally have a dollar-weighted average portfolio maturity of 60 days or less. The Collective Trust seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust. This could occur if an investment in the Collective Trust defaulted or if it were necessary to liquidate assets in the Collective Trust to meet returns on outstanding security loans at a time when the Collective Trust’s net asset value per unit was less than $1.00. Under those circumstances, the Fund may not receive an amount from the Collective Trust that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up for this shortfall. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to change in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower. The Fund had no securities out on loan as of June 30, 2011.

5. Credit and Market Risk
The Fund invests a significant portion of its assets in small companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small-sized companies may be more volatile than investments in larger companies for a number of reasons, which include limited financial resources or a dependence on narrow product lines.

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid, and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund concentrates its investments in the healthcare industry and is subject to the risks associated with that industry. The value of the Fund’s shares will be affected by factors particular to the healthcare and related sectors (such as government regulation) and may fluctuate more widely than that of a fund which invests in a broad range of industries.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund's limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. As of June 30, 2011, there were no Rule 144A securities. Illiquid securities have been identified on the schedule of investments.

6. Subsequent Events
Management has determined that no material events or transactions occurred subsequent to June 30, 2011 that would require recognition or disclosure in the Fund’s schedule of investments.

Schedule of Investments (Unaudited)

Delaware Global Real Estate Securities Fund

June 30, 2011
	Number of	Value
	Shares	(U.S. $)
Common Stock – 97.10%Δ
Australia – 8.70%
CFS Retail Property Trust	8,824	$17,199
Charter Hall Office REIT	4,125	14,869
Dexus Property Group	29,159	27,623
Goodman Group	26,317	19,949
GPT Group	7,538	25,621
Investa Office Fund	38,697	26,832
Mirvac Group	8,953	12,041
Westfield Group	6,944	64,715
		208,849
Austria – 0.85%
Conwert Immobilien Invest	1,204	20,357
		20,357
Belgium – 0.97%
Cofinimmo	163	23,227
		23,227
Brazil – 0.20%
Cyrela Brazil Realty	500	4,779
		4,779
Canada – 4.63%
Boardwalk Real Estate Investment Trust	496	24,836
Calloway Real Estate Investment Trust	1,067	27,892
Canadian Real Estate Investment Trust	606	20,862
First Capital Realty	878	15,004
H&R Real Estate Investment Trust	1,012	22,708
		111,302
France – 4.03%
ICADE	157	19,339
Klepierre	299	12,344
Unibail-Rodamco	282	65,152
		96,835
Germany – 1.13%
@Alstria Office REIT	909	13,708
Deutsche Wohnen	774	13,468
		27,176
■Hong Kong/China – 11.40%
Champion REIT	50,000	28,114
China Overseas Land & Investment	8,000	17,210
Great Eagle Holdings	5,000	16,662
Hang Lung Properties	11,000	45,228
Hongkong Land Holdings	4,000	28,525
Hysan Development	3,265	16,197
Link REIT	7,000	23,912
Shangri-La Asia	2,818	6,918
Soho China	9,817	8,793
Sun Hung Kai Properties	4,830	70,602
Wharf Holdings	1,685	11,750
		273,911
Japan – 7.79%
Japan Prime Realty Investment	4	10,592
Japan Real Estate Investment	2	19,675
Mitsubishi Estate	3,370	59,136
Mitsui Fudosan	3,500	60,273
Nippon Accomodations Fund	3	22,545
United Urban Investment	13	14,969
		187,190
Netherlands – 0.73%
Corio	128	8,476
Vastned Offices	517	9,150
		17,626
Singapore – 4.19%
CapitaLand	5,000	11,878
City Developments	2,260	19,189
†Global Logistic Properties	11,000	18,480
Mapletree Logistics Trust	22,000	16,496
Parkway Life Real Estate Investment Trust	10,068	15,096
Suntec Real Estate Investment Trust	16,000	19,551
		100,690
Switzerland – 0.86%
†PSP Swiss Property	217	20,613
		20,613
United Kingdom – 6.80%
Derwent London	896	26,257

Great Portland Estates	2,774	19,417
Hammerson	4,535	35,059
Land Securities Group	1,057	14,459
Segro	6,934	34,765
Shaftesbury	2,277	19,307
†Unite Group	3,989	13,931
		163,195
United States – 44.82%
Alexandria Real Estate Equities	211	16,336
Ashford Hospitality Trust	2,104	26,195
AvalonBay Communities	220	28,248
Boston Properties	682	72,400
BRE Properties	557	27,783
Camden Property Trust	276	17,559
Cogdell Spencer	1,111	6,655
Developers Diversified Realty	607	8,559
Digital Realty Trust	373	23,044
DuPont Fabros Technology	834	21,017
Education Realty Trust	1,508	12,924
Entertainment Properties Trust	137	6,398
Equity Lifestyle Properties	306	19,107
Equity Residential	1,010	60,599
Extra Space Storage	874	18,642
Federal Realty Investment Trust	203	17,292
†Forest City Enterprises Class A	645	12,042
General Growth Properties	1,074	17,925
Glimcher Realty Trust	1,583	15,039
HCP	1,001	36,727
Home Properties	112	6,819
Host Hotels & Resorts	2,253	38,188
Kilroy Realty	741	29,262
Kimco Realty	1,208	22,517
LaSalle Hotel Properties	370	9,746
Lexington Reality Trust	1,354	12,362
Liberty Property Trust	379	12,348
Macerich	693	37,076
Mission West Properties	1,790	15,716
ProLogis	1,476	52,900
PS Business Parks	191	10,524
Public Storage	346	39,447
Regency Centers	248	10,905
Simon Property Group	1,129	131,223
SL Green Realty	438	36,297
Starwood Hotels & Resorts Worldwide	224	12,553
UDR	712	17,480
Ventas	637	33,576
Vornado Realty Trust	543	50,597
Washington Real Estate Investment Trust	634	20,618
Weingarten Realty Investors	471	11,850
		1,076,495
Total Common Stock (cost $2,219,710)		2,332,245

	Principal
	Amount (U.S. $)
≠Short-Term Investments – 4.81%
Discount Notes – 3.48%
Fannie Mae 0.002% 7/25/11	$279	279
Federal Farm Credit Bank 0.001% 7/25/11	3,859	3,859
Federal Home Loan Bank
0.001% 7/1/11	18,723	18,723
0.001% 7/11/11	24,670	24,670
0.001% 7/13/11	22,610	22,610
0.001% 7/22/11	4,316	4,316
0.005% 7/5/11	9,062	9,062
		83,519
U.S. Treasury Obligations – 1.33%
U.S. Treasury Bills
0.00% 7/21/11	24,597	24,598
1.00% 7/31/11	7,264	7,270
		31,868
Total Short-Term Investments (cost $115,387)		115,387
Total Value of Securities – 101.91%
(cost $2,335,097)		2,447,632
Liabilities Net of Receivables and Other Assets – (1.91%)		(45,794)
Net Assets Applicable to 408,058 Shares Outstanding – 100.00%		$2,401,838

ΔSecurities have been classified by country of origin.
†Non income producing security.
@Illiquid security. At June 30, 2011, the aggregate amount of illiquid securities was $13,708, which represented 0.57% of the Fund’s net assets. See Note 5 in “Notes.”
■Securities listed and traded on the Hong Kong Stock Exchange. These securities have significant business operations in China.
≠The rate shown is the effective yield at the time of purchase.

Summary of Abbreviations:
MNB – Mellon National Bank
REIT – Real Estate Investment Trust
SGD – Singapore Dollar
USD – United States Dollar

The following foreign currency exchange contract was outstanding at June 30, 20111:

Foreign Currency Exchange Contract

						Unrealized
						Appreciation
Counterparty	Contracts to Receive		In Exchange For		Settlement Date	(Depreciation)
MNB	SGD	5,150	USD	(4,177)	7/1/11	$16

The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 3 in “Notes.”

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Delaware Group® Equity Funds IV – Delaware Global Real Estate Securities Fund (Fund). This report covers the period of time since the Fund’s last fiscal year end.

Security Valuation –Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date. Short-term debt securities are valued at market value. U.S. government and agency securities are valued at the mean between the bid and ask prices. Foreign currency exchange contracts are valued at the mean between the bid and ask prices. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (September 30, 2008 – September 30, 2010), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting – Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements — The Fund may invest in a pooled cash account along with other members of the Delaware Investments® Family of Funds pursuant to an exemptive order issued by the Securities and Exchange Commission. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund’s custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings. At June 30, 2011, the Fund held no investments in repurchase agreements.

Foreign Currency Transactions – Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally does not isolate that portion of realized gains and losses on investments which are due to changes in foreign exchange rates from that which are due to changes in market prices. The changes are included with the net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Distributions received from investments in Real Estate Investment Trusts are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distribution by the issuer. Foreign dividends are also recorded on the ex-dividend date or as soon after the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, annually. Dividends and distributions, if any, are recorded on the ex-dividend date. The fund may distribute income dividends and capital gains more frequently, if necessary for tax purposes.

2. Investments
At June 30, 2011, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At June 30, 2011, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$2,382,641
Aggregate unrealized appreciation	$171,181
Aggregate unrealized depreciation	(106,190)
Net unrealized appreciation	$64,991

For federal income tax purposes, at September 30, 2010, capital loss carryforwards of $1,052,992 may be carried forward and applied against future capital gains. Capital loss carryforwards will expire as follows: $612,059 expires in 2017 and $440,933 expires in 2018.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of June 30, 2011:

	Level 1	Level 2	Level 3	Total
Common Stock	$1,192,575	$1,139,670	$-	$2,332,245
Short-Term Investments	-	115,387	-	115,387
Total	$1,192,575	$1,255,057	$-	$2,447,632
Foreign Currency Exchange Contract	$-	$16	$-	$16

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Common
Stock
Balance as of 9/30/10	$4,758
Purchases	11,801
Sales	(4,705)
Net realized gain	2
Transfer out of Level 3	(11,801)
Net change in unrealized
appreciation/depreciation	(55)
Balance as of 6/30/11	$-
Net change in unrealized
appreciation/depreciation
from investments
still held as of 6/30/11	$-

During the period ended June 30, 2011, transfers out of Level 3 investments into Level 2 investments were made in the amount of $11,801. This was due to the Fund's pricing vendor being able to supply a matrix price for an investment that had been utilizing a broker quoted price. During the period ended June 30, 2011, there were no transfers between Level 1 investments and Level 2 investments that had a material impact to the Fund. This does not include transfers between Level 1 investments and Level 2 investments due to the Fund utilizing international fair value pricing during the period.

3. Derivatives
U.S. GAAP requires enhanced disclosures that enable investors to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity's results of operations and financial position.

Foreign Currency Exchange Contracts – The Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund's maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.

The volume of derivative transactions varies throughout the period. Information about derivative transactions reflected on the financial statements is as of the date of this report, but may not be indicative of the type and volume of derivative activity for the period ended June 30, 2011.

4. Securities Lending
The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security may be temporarily more or less than the value of the security on loan.

Cash collateral received is generally invested in the Delaware Investment Collateral Fund No. 1 (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of funds managed by Delaware Management Company (DMC), a series of Delaware Management Business Trust, that participates in BNY Mellon’s securities lending program. The Collective Trust may invest in U.S. government securities and high quality corporate debt, asset-backed and other money market securities and in repurchase agreements collateralized by such securities, provided that the Collective Trust will generally have a dollar-weighted average portfolio maturity of 60 days or less. The Collective Trust seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust or another collateral investment pool. This could occur if an investment in a collateral investment pool defaulted or if it were necessary to liquidate assets in the collateral investment pool to meet returns on outstanding security loans at a time when the collateral investment pool’s net asset value per unit was less than $1.00. Under those circumstances, the Fund may not receive an amount from the collateral investment pool that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up this shortfall. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to change in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower. The fund had no securities out on loan as of June 30, 2011.

5. Credit and Market Risk
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid, and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund concentrates its investments in the real estate industry and is subject to some of the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. The Fund is also affected by interest rate changes, particularly if the real estate investment trusts it holds use floating rate debt to finance their ongoing operations. Its investments may also tend to fluctuate more in value than a portfolio that invests in a broader range of industries.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund's limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. As of June 30, 2011, there were no Rule 144A securities. Illiquid securities have been identified on the schedule of investments.

6. Subsequent Events
Management has determined that no material events or transactions occurred subsequent to June 30, 2011 that would require recognition or disclosure in the Fund’s schedule of investments.

Item 2. Controls and Procedures.

     The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

     File as exhibits as part of this Form a separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), exactly as set forth below: